SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                FORM 8-K/A
                              Amendment No. 1

                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) March 17, 1997
                            (December 30, 1996)

                              FORCENERGY INC
           (Exact name of registrant as specified in its charter)


Delaware                           0-26444              65-0429338
(State or other jurisdiction     (Commission          (IRS Employer
of incorporation)                File Number)       Identification No.)

         2730 SW 3rd Avenue, Suite 800, Miami, Florida  33129-2237
                  (Address of principal executive offices)

Registrant's telephone number, including area code     305-856-8500

Item 7.(a)  Financial statements of businesses acquired.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Forcenergy Inc

      We have audited the accompanying historical statements of revenues and direct operating expenses of the properties acquired by Forcenergy Inc from Marathon Oil Company for the years ended December 31, 1996 and 1995 ("Historical Statements"). These Historical Statements are the responsibility of the management of Marathon Oil Company and Forcenergy Inc. Our responsibility is to express an opinion on the Historical Statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Historical
Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statements. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1, the accompanying Historical Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in certain SEC regulatory filings and are not intended to be a complete financial presentation of Marathon Oil Company's ownership interest in the acquired properties.

       In our opinion, the Historical Statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the properties acquired by Forcenergy Inc from Marathon Oil Company for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.
Miami, Florida
March 13, 1997

                         HISTORICAL STATEMENTS OF
                  REVENUES AND DIRECT OPERATING EXPENSES
               OF THE PROPERTIES ACQUIRED BY FORCENERGY INC
                         FROM MARATHON OIL COMPANY
                              (in thousands)

                                                      Years Ended
                                                      December 31,
                                                   1996          1995
                                                  -------      -------

Oil revenues                                      $49,619      $44,318
Direct operating expenses                          19,635       18,874
                                                  -------      -------
Revenues in excess of direct operating expenses   $29,984      $25,444
                                                  =======       =======

The accompanying notes are an integral part of this statement.

      NOTES TO THE HISTORICAL STATEMENTS OF REVENUES AND DIRECT
OPERATING EXPENSES OF THE PROPERTIES ACQUIRED BY FORCENERGY INC FROM
                       MARATHON OIL COMPANY

1.   Basis of Presentation

      On December 30, 1996, Forcenergy Inc (the "Company") acquired Marathon Oil Company's ("Marathon") interest in certain crude oil properties in the Cook Inlet area and Prudhoe Bay Unit, Alaska (the "Acquired Properties") for a purchase price of $113,824,000, reduced to a net cash consideration of $107,832,000 after adjustment for the net operating results for the period between the Effective Date and the Closing Date (December 30, 1996). The transaction was funded primarily through the Company's existing senior credit facility. The results of operations for the Acquired Properties are included in the Company's results of operations from December 30, 1996.

      The accompanying statements, prepared in accordance with generally accepted accounting principles ("GAAP"), represent the historical revenues and direct operating expenses ("Statements") of the Acquired Properties and were prepared from Marathon's historical accrual basis accounting records which are kept in accordance with GAAP. The accompanying Historical Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in certain SEC regulatory filings and are not intended to be a complete financial presentation of Marathon Oil Company's ownership interest in the acquired properties.

       The revenues and associated direct operating expenses presented relate to the net revenue interests and net working interests, respectively, in the Acquired Properties. Revenues are recognized in the period of delivery.

      Historical financial statements reflecting financial position, results of operations and cash flows required by GAAP are not presented as the Acquired Properties were not maintained as a separate business unit and assets, liabilities or indirect operating costs applicable to the Acquired Properties were not segregated. The Statements do not include depletion, depreciation and amortization, general and administrative, interest or federal income tax expenses. It is not practicable to identify all assets, liabilities or indirect operating costs applicable to the properties.

2. Supplementary Financial Information for Oil and Gas Producing Activities (Unaudited)

     Estimated Quantities of Proved Oil and Gas Reserves

      Proved reserves are estimated quantities of crude oil which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

    The following table presents the estimated net proved and proved developed oil and gas reserves attributable to the Acquired Properties at December 31, 1996, 1995, and 1994 along with a summary of changes in the quantities of net proved reserves during the years ended December 31, 1996 and 1995. The reserve information at December 31, 1996 below is based on the January 1, 1997 reserve report as prepared for the Acquired Properties by independent petroleum engineers contracted by the Company. The December 31, 1995 and 1994 information has been computed by adjusting the January 1, 1997 reserve report for production and revisions.

                                                             Oil
                                                           (Mbbl)
                                                         -----------
   Proved reserves at December 31, 1996                     25,945
   Production                                                2,791
                                                         -----------
   Proved reserves at December 31, 1995                     28,736
   Production                                                3,087
                                                         -----------
   Proved reserves at December 31, 1994                     31,823
                                                         ===========

   Proved developed reserves at:
         December 31, 1996                                  24,392
         December 31, 1995                                  27,183

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves:

    The "Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves" ("Standardized Measure") is a disclosure requirement under Statement of Financial Accounting Standards No. 69 (SFAS No. 69). The Standardized Measure does not purport to present the fair market value of the proved oil and gas reserves. This would require consideration of expected future economic and operating conditions, which are not taken into account in calculating the Standardized Measure.

   Under the Standardized Measure, future cash inflows were estimated by applying December 31, 1996 and 1995 prices adjusted for fixed and determinable escalations provided by contracts in existence at year end to the estimated future production of proved reserves. Future cash inflows for 1996 and 1995 were reduced by estimated future production, development and dismantlement costs based on 1996 and 1995 year-end costs, respectively, to determine pre-tax cash inflows. Future net cash inflows were discounted using a 10% annual discount rate to arrive at the Standardized Measure. No deduction has been made for general and administrative expenses, interest, provisions for depletion, depreciation and amortization; and as no income taxes were allocated to the Acquired Properties the Standardized Measure excludes income taxes.

    The following Standardized Measure and changes in the Standardized Measure are based on reserve estimates using year-end prices and costs.

Set forth below is the Standardized Measure (before income taxes) relating to proved oil reserves:

                                                      December 31
                                                  1996           1995
                                                 ------         ------
                                                      (in thousands)

   Future cash inflows                           $534,683      $186,711
   Future production, development
    and dismantlement costs                     (301,481)     (105,277)
                                                 ---------     ---------

   Future net cash flows                          233,202        81,434
   10% annual discount to reflect timing of
      net cash flows                             (58,245)      (20,339)
                                                 ---------     ---------

   Standardized Measure (before income taxes)
     of discounted future net cash flows
     relating to proved reserves                 $174,957       $61,095
                                                 =========     =========

     The   Standardized  Measure of discounted  future  net  cash  flows
(before   income taxes) is based on oil prices of $21.37 and $13.98  per barrel at December 31, 1996 and 1995, respectively.

    The  following is an analysis of the changes in the Standardized
Measure:

                                                      December 31
                                                  1996           1995
                                                  ------         ------
                                                      (in thousands)

    Standardized  Measure (before income taxes)-
      beginning of year                          $61,095       $68,861
    Sales and transfers of oil produced,
      net of production costs                    (29,984)      (25,444)
    Increase  in prices                          141,341        15,972
    Accretion of discount                          6,109         6,886
    Changes in timing of production and other     (3,604)       (5,180)
                                                 ---------      --------
    Standardized Measure (before income taxes) -
      end of year                               $174,957       $61,095

Item 7.(b)  Pro forma financial information.

     The unaudited pro forma statement of operations for the year ended December 31, 1996 gives effect to the Marathon Acquisition, the previously reported Amerada Hess Acquisition (the "1996 Acquisitions"), the conversion during 1996 of the 7% Exchangeable Subordinated Notes (the "Exchangeable Notes") into 2,343,048 shares of Common Stock, the
1996 exercise of 214,866 options to purchase Common Stock by certain holders of the Exchangeable Notes, the sale of 1,635,408 shares of Common Stock in 1996 (the "Common Stock Offering") and the 1996 issuance of $175,000,000 of 9-1/2% Senior Subordinated Notes (the "Notes Offering") and, collectively, (the "1996 Transactions"), as if they had occurred on January 1, 1996. Such unaudited pro forma financial information includes only revenues and direct operating expenses of the acquisitions and is not a complete statement of operations. The unaudited pro forma financial information has been prepared based on estimates and assumptions deemed by the Company to be appropriate and does not purport to be indicative of the results of operations which would actually have been obtained if the 1996 Acquisitions and 1996 Transactions had occurred on January 1, 1996 or the results which may be obtained in the future. Future results may vary significantly from the results reflected in such statements due to price changes, production declines, supply and demand, acquisitions and other factors.

                              FORCENERGY INC
                    PRO FORMA STATEMENTS OF OPERATIONS
                       Year Ended December 31, 1996
                                (unaudited)

                                   Amerada
                       Forcenergy    Hess      Marathon    Pro forma
                       Historical Acquisition Acquisition adjustments Pro Forma
                           (a)        (b)        (c)
                       ---------- ----------- ----------  ---------   -------
                                (in thousands, except per share amounts)

Revenues
  Oil & gas sales         $138,698   $9,263    $49,619        --     $197,580
  Other                        683       --         --        --          683
                          --------   ------    -------     -----     --------
      Total revenues       139,381    9,263     49,619        --      198,263
                          --------   ------    -------     -----     --------
Operating expenses
  Lease operating           38,786    2,317     19,338        --       60,441
  Depletion, depreciaion
    and amortization        58,464       --         --    15,503 (d)   73,967
  Production taxes           3,454       --        297        --        3,751
  General & administra-
    tive, net                7,971       --         --        --        7,971
                           -------   ------     ------    ------      -------

      Total operating
        expenses           108,675    2,317     19,635    15,503      146,130
                           -------   ------     ------    ------      -------
Income from operations      30,706    6,946     29,984   (15,503)      52,133
Interest and other income      650       --         --         --         650
Interest expense, net      (13,367)      --         --    (7,683)(e)  (21,050)
Income before income
  taxes                     17,989    6,946     29,984   (23,186)      31,733
Income tax provision         6,711       --         --     5,126 (f)   11,837
                           -------   ------     ------   -------      -------
Net income                 $11,278   $6,946    $29,984  $(28,312)     $19,896
                           =======   ======    =======  =========     =======

Net income per share       $   .57                                    $   .83
                           =======                                    =======
Weighted average common
  and common equivalent
  shares                    19,727                                     23,919



1.  Adjustments

<FNA>
(a)Forcenergy Historical Results include the historical oil and gas revenues and direct operating expenses for the Amerada Hess Acquisition from closing date June 28, 1996 to December 31, 1996 and Marathon Acquisition from December 30, 1996 to December 31, 1996.

<FNB>
(b)This column includes the historical oil revenues and direct operating expenses for the Amerada Hess Acquisition from January 1, 1996 to June 27, 1996.

<FNC>
(c)This column indicates the historical oil revenues and direct operating expenses for the Marathon Acquisition from January 1, 1996 to December 29, 1996.

<FND>
(d)Adjustment to reflect the depletion, depreciation and amortization of oil and gas properties giving consideration to the 1996 Acquisitions.

<FNE>
(e)Net increase in interest expense assuming the following transactions occurred on January 1, 1996: (i) conversion of the Exchangeable Notes;(ii)the Common Stock Offering; and (iii) the Notes Offering; and assuming a weighted average interest rate of 8.97% and average actual debt outstanding for the period (excluding the Exchangeable Notes) adjusted for 1996 Acquisitions costs, debt issuance cost and capitalized interest.

<FNF>
(f)Adjustment  to  income  tax  expense  reflecting  the  results  of   the
   transactions reflected herein using the combined federal and state statutory rate of 37.3%.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FORCENERGY INC



Date:  March 17, 1997                 E. Joseph Grady
                                      Vice President - Chief Financial Officer